SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2017 (February 10, 2017)

Southwest Iowa Renewable Energy, LLC
(Exact Name of registrant as specified in its charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Members of Southwest Iowa Renewable Energy, LLC (the “Company”) held February 10, 2017 (the “2017 Annual Meeting”), the members voted on the following proposals which are further described in the Company’s 2017 Proxy Statement filed with the Securities and Exchange Commission on December 16, 2016 (the “2017 Proxy Statement”).

Proposal 1: The Series A Members elected the following Series A Director nominee to serve on the Board of Directors until the 2021 Annual Meeting of Members or until his successor shall be elected and qualified:

Nominee	Votes For	Votes Withheld/Abstentions

Karol D. King	2,292	75

Proposal 2: The members approved, on an advisory basis, the executive compensation as described in the Company’s 2017 Proxy Statement.

Votes For	Votes Against	Abstentions

6,373	127	201

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: February 14, 2017
	By:	/s/ Brett L. Frevert
Brett L. Frevert
Chief Financial Officer